UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry Into a Material Agreement.

On September 28, 2023, Hyzon Motors USA Inc., a subsidiary of Hyzon Motors Inc. (the “Company”), entered into a Second Amendment (the “Second Amendment”) to the Intellectual Property Agreement (the “Agreement”) dated January 12, 2021, with Jiangsu Qingneng New Energy Technologies Co., Ltd. (“Jiangsu Horizon”), Shanghai Qingneng Horizon New Energy Ltd. (“Shanghai Horizon”), and Jiangsu Horizon Powertrain Technologies Co. Ltd. Jiangsu Horizon, Shanghai Horizon, and Jiangsu Powertrain Technologies Co. Ltd. are affiliates of Horizon Fuel Cell Technologies PTE Ltd., the Company’s majority controlling stockholder. The Second Amendment is effective September 22, 2023.

Under the terms of the Second Amendment, the parties have agreement to certain amendments to the Agreement pertaining to their rights in and to hydrogen fuel cell intellectual property. The parties have also agreed to a term for the Agreement that shall expire on the seven-year anniversary of the Second Amendment Effective Date.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1*
Second Amendment to Intellectual Property Agreement, effective as of September 22, 2023, between Hyzon Motors USA Inc. Jiangsu Qingneng New Energy Technologies Co., Ltd., Shanghai Qingneng JS Horizon New Energy Ltd., and Jiangsu Powertrain Technologies Co. Ltd.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* Certain provisions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K and will be supplementally provided to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: October 2, 2023	By:	/s/ John Zavoli
	Name:	John Zavoli
	Title:	General Counsel & Chief Legal Officer